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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):    July 9, 1999


                       TRANSAMERICAN REFINING CORPORATION
             (Exact name of registrant as specified in its charter)


                                      TEXAS
                                      -----
                 (State or other jurisdiction of incorporation)


             33-85930                                         76-0229632
             --------                                         ----------
      (Commission File Number)                              (I.R.S. Employer
                                                           Identification No.)


                 1300 North Sam Houston Parkway East, Suite 320
                              Houston, Texas 77032
                         -------------------------------
          (Address of principal executive offices, including zip code)


                                 (281) 986-8811
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 1.            CHANGES IN CONTROL OF REGISTRANT.

                   Not applicable.

ITEM 2.            ACQUISITION OR DISPOSITION OF ASSETS.

                   Not applicable.

ITEM 3.            BANKRUPTCY OR RECEIVERSHIP.

                   Not applicable.

ITEM 4.            CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                   Not applicable.

ITEM 5.            OTHER EVENTS.

                   On July 9, 1999, the Registrant filed its Monthly Report for the period ended May 31, 1999 with the U.S. Bankruptcy Court for the Southern District of Texas, Corpus Christi Division. A copy of the Monthly Report is being filed as an exhibit hereto.

ITEM 6.            RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                   Not applicable.

ITEM 7.            FINANCIAL STATEMENTS AND EXHIBITS.

                   (a)     Financial statements of businesses acquired:

                           Not applicable.

                   (b)     Pro forma financial information:

                           Not applicable.

                   (c)     Exhibits:

                           99.1 --   Monthly Report for the period ended May
                                     31, 1999, as filed with the U.S. Bankruptcy
                                     Court for the Southern District of Texas,
                                     Corpus Christi Division.

ITEM 8.            CHANGE IN FISCAL YEAR.

                   Not applicable.

ITEM 9.            SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

                   Not applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TRANSAMERICAN REFINING CORPORATION


                                             By: /s/ Ed  Donahue
                                                 -------------------------------
                                             Name:     Ed Donahue
                                             Title:    Vice President


Dated:  July 13, 1999


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                                INDEX TO EXHIBITS


Exhibit
  No.             Description
-------           -----------
99.1              Monthly Report for the period ended May 31, 1999, as filed with the U.S. Bankruptcy Court for the Southern District of Texas, Corpus Christi Division